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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 21, 2007

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                   0-51027                   33-0459135
         ----------                  ---------                  ----------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The registrant, Consumer Portfolio Services, Inc. ("CPS"), on August 21, 2007 entered into an agreement with Levine Leichtman Capital Partners II, L.P. ("LLCP"), pursuant to which CPS on August 23 purchased from LLCP 1,500,000 outstanding shares of CPS common stock, at a price of $5.00 per share. Immediately prior to the transaction, LLCP was the holder of 3,002,106 shares of CPS common stock, which represented approximately 15% of the shares outstanding.




ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed with this report:


10.53 Stock Purchase Agreement dated August 21, 2007 (incorporated by reference to exhibit 99.31 to the amended report on Schedule 13D filed concerning the registrant on August 23, 2007).

99.1       News Release dated August 27, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        CONSUMER PORTFOLIO SERVICES, INC.


Dated: August 27, 2007                 By: /s/ Mark Creatura
                                           -------------------------------------
                                           Mark Creatura
                                           Sr. Vice President




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                                  EXHIBIT INDEX

Exhibit
 Number    Description
--------   -----------

10.53 Stock Purchase Agreement dated August 21, 2007 (incorporated by reference to exhibit 99.31 to the amended report on Schedule 13D filed concerning the registrant on August 23, 2007).

99.1       News Release dated August 27, 2007.




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